UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2006
Cal Dive International, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-22739	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Sam Houston Parkway E.,	77060
Suite 400 Houston, Texas	(Zip Code)
(Address of principal executive offices)
281-618-0400
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     Attached as Exhibit 99.1 and incorporated by reference herein is the press release issued by Cal Dive International, Inc. on January 24, 2006 announcing the advisors and legal counsel advising Cal Dive with regard to its acquisition of Remington Oil and Gas Corporation. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Number	Description

99.1	Press Release of Cal Dive International, Inc. dated January 24, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 25, 2006

CAL DIVE INTERNATIONAL, INC.
By:	/s/ JAMES LEWIS CONNOR, III
James Lewis Connor, III
Senior Vice President

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of Cal Dive International, Inc. dated January 24, 2006.